2Q09 Earnings Conference Call Supplemental Materials July 21, 2009 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements contained in this presentation which are
Statements contained in this presentation which are
not historical facts and which pertain to future
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
Actual results may differ materially from the results
discussed in these forward-looking statements.
discussed in these forward-looking statements.
Factors that might cause such a difference include,
Factors that might cause such a difference include,
but are not limited to, those discussed in the
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
Company’s periodic filings with the SEC.

3 Introductory Comments

Introductory Comments
Introductory Comments
Summary -
Summary -
Position
Position
Favorable Balance Sheet Composition
Favorable Balance Sheet Composition
Very Balanced; Core Funded; Low C&D Exposure
Very Balanced; Core Funded; Low C&D Exposure
Continued Good Asset Quality; Extraordinary Capital
Continued Good Asset Quality; Extraordinary Capital
Returned TARP Preferred And Repurchased Warrants
Returned TARP Preferred And Repurchased Warrants
Favorable Interest Rate And Credit Risk Positioning
Favorable Interest Rate And Credit Risk Positioning
$16 Million Unrealized Gain In Investment Portfolio
$16 Million Unrealized Gain In Investment Portfolio
Future Growth Engines: Memphis, Mobile, & Houston
Future Growth Engines: Memphis, Mobile, & Houston
We Avoided What Ails The Banking Industry
We Avoided What Ails The Banking Industry
Remain Well Positioned For Future Opportunities
Remain Well Positioned For Future Opportunities

Introductory Comments
Introductory Comments
Summary –
Summary –
2Q09
2Q09
Modest Loan And Deposit Growth
Modest Loan And Deposit Growth
Margin Improvement Due To Lower Deposit Costs
Margin Improvement Due To Lower Deposit Costs
T/E Net Interest Income Up $2.1mm (+6%)
T/E Net Interest Income Up $2.1mm (+6%)
NPAs/Assets = 1.04%, Up From 0.95% (+$6 mm)
NPAs/Assets = 1.04%, Up From 0.95% (+$6 mm)
30+ Days Past Due = 1.38%, Down From 1.55%
30+ Days Past Due = 1.38%, Down From 1.55%
Net COs/Avg Loans = 0.33%, Up From 0.24%
Net COs/Avg Loans = 0.33%, Up From 0.24%
Provision = $7.8mm, Up $4.8mm (+157%)
Provision = $7.8mm, Up $4.8mm (+157%)
Loan Loss Reserve/Loans = 1.21%, Up From 1.11%
Loan Loss Reserve/Loans = 1.21%, Up From 1.11%
Investment Sale Gains = $5.9mm ($0 In 1Q09)
Investment Sale Gains = $5.9mm ($0 In 1Q09)
Other Nonint Income Up $2.4mm (+10%; Mortgage & Title)
Other Nonint Income Up $2.4mm (+10%; Mortgage & Title)
EPS = $0.52, Up 46%; Tempered Due To Excess Capital
EPS = $0.52, Up 46%; Tempered Due To Excess Capital

6 Introductory Comments Introductory Comments Last 12 Months Price Change By Index Last 12 Months Price Change By Index Source: SNL Through July 17, 2009 Source: SNL Through July 17, 2009

7 Introductory Comments Introductory Comments Price Change Since 6/30/09 By Index Price Change Since 6/30/09 By Index Source: SNL Through July 17, 2009 Source: SNL Through July 17, 2009

8 Introductory Comments Introductory Comments Annual Change In Stock Price Annual Change In Stock Price

Introductory Comments
Introductory Comments
Strategic Goals & Priorities
Strategic Goals & Priorities
•
• Double-Digit Annual EPS Growth
Double-Digit Annual EPS Growth
•
• ROTE Of 23% -
ROTE Of 23% -
25%
25%
•
• Bank Tangible Efficiency < 50%
Bank Tangible Efficiency < 50%
•
• Top Quartile Asset Quality
Top Quartile Asset Quality
•
• Develop Memphis, Mobile & Houston
Develop Memphis, Mobile & Houston
•
• Deepen Share In Little Rock, Baton Rouge,
Deepen Share In Little Rock, Baton Rouge,
New Orleans, And Shreveport
New Orleans, And Shreveport
•
• Expand Investment Management Business
Expand Investment Management Business
•
• Provide Depth For Unusual Opportunities
Provide Depth For Unusual Opportunities
•
• Grind Our Way Through The Credit Cycle
Grind Our Way Through The Credit Cycle
Strategic
Strategic
Goals
Goals
18-Month
18-Month
Priorities
Priorities

10 Asset Quality

Asset Quality
Asset Quality
Loan Portfolio Mix
Loan Portfolio Mix
$000s
% of
CRE
%
Loans
C&D-IBERIABANK fsb 18,787 $        1% 0%
C&D-IBERIABANK 133,452 9% 5%
CRE-Owner Occupied 555,078 39% 14%
CRE-Non-Owner Occupied 712,745 50% 19%
Total Commercial RE 1,420,063 $   100% 37%

Asset Quality
Asset Quality
IBERIABANK fsb
IBERIABANK fsb
Builder
Builder
Exposure
Exposure
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Builder Loans
Memphis Area 7,543 $        7,557 $       26              42.2% 100% 290,118 $
North Mississippi 768             768             4                4.3% 100% 192,112 $
Little Rock 4,128           4,216          18              23.1% 98% 229,317 $
Northeast Ark. 1,031           1,112          9                5.8% 93% 114,527 $
Northwest Ark. 4,389           4,578          41              24.6% 96% 107,048 $
Total 17,859 $      18,231 $      98              100.0% 98% 182,234 $
On 3/31/09 22,086 $      22,207 $     130            100.0% 99% 169,889 $
By Dollar Amount ($000)
Development Lot House <100% House 100% Development House <100% House 100%
Loans Loans Complete Complete Loans Lots Complete Complete
Memphis Area 2,063 $           2,336 $       - $              3,144 $         1 62 0 18
North Mississippi -                  -              -                768               0 0 0 4
Little Rock 2,267              295             -                1,566            1 9 1 9
Northeast Ark. -                  808             -                223               0 10 0 1
Northwest Ark. -                  1,144          -                3,245            0 23 0 20
     Total 4,330 $           4,583 $       - $              8,947 $         2 104 1 52
On 3/31/09 4,336 $          4,758 $       80 $              12,911 $       2 112 1 81
% Of Total - 3/31/09 24% 26% 0% 50% 1% 65% 1% 33%
% Of Total - 3/31/09 20% 22% 0% 58% 1% 57% 1% 41%
By Dollar Amount ($000) Number
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Builder Loans
Memphis Area 7,543 $         1,544 $    384 $        943 $        2,136 $     2,536 $         1,204 $        33.6% 15.97%
North Mississippi 768              -           -           -           -           768               1                  100.0% 0.10%
Little Rock 4,128           3,909       -           218          -           -               142              0.0% 3.44%
Northeast Ark. 1,031           639          -           -           -           392               14               38.0% 1.40%
Northwest Ark. 4,389           2,655       212          -           -           1,523            521              34.7% 11.87%
     Total 17,859 $       8,747 $    596 $        1,161 $     2,136 $     5,219 $         1,882 $        29.2% 10.54%
On 3/31/09 22,086 $      12,527 $  1,639 $    - $        - $        7,919 $         1,875 $        35.9% 8.49%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
Asset Quality
IBERIABANK
IBERIABANK
Builder & Non-Builder
Builder & Non-Builder
C&D Exposure
C&D Exposure
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Holding Co & Admin 290 $          290 $              2 0.2% 100% 145,135 $
Lafayette 27,000 33,155 100 20.2% 81% 269,995 $
Community Bank 1,703 1,760 46 1.3% 97% 37,025 $
Baton Rouge 10,916 12,538 36 8.2% 87% 303,224 $
New Orleans 17,419 19,805 28 13.1% 88% 622,094 $
Northshore 21,880 26,488 16 16.4% 83% 1,367,506 $
Regional Commercial South 235 620 1 0.2% 38% 235,000 $
Shreveport 13,515 15,148 13 10.1% 89% 1,039,621 $
NE Louisiana 1,524 1,925 29 1.1% 79% 52,568 $
Regional Commercial North 22,253 30,089 8 16.7% 74% 2,781,582 $
Mortgage - RIC 16,718 24,344 96 12.5% 69% 174,142 $
Total 133,452 $   166,162 $        375 100.0% 80% 355,873 $
On 3/31/09 151,258 $   182,326 $       292 100.0% 83% 518,007 $
By Dollar Amount ($000)
<100% 100% <100% 100%
Complete Complete Complete Complete
Holding Co & Admin - $             290 $             0 2
Lafayette 10,234 16,766 15 85
Community Bank 272 1,431 1 45
Baton Rouge 970 9,946 7 29
New Orleans 4,709 12,710 4 24
Northshore 3,886 17,994 4 12
Regional Commercial South 235 - 1 0
Shreveport 4,835 8,680 4 9
NE Louisiana 100 1,424 1 28
Regional Commercial North 4,436 17,817 3 5
Mortgage - RIC 5,677 11,040 44 52
Total 35,354 $        98,098 $         84 291
On 3/31/09 39,208 $       112,050 $       113 179
By Dollar Amount ($000) Number
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Holding Co & Admin 290 $       0 $           - $  - $ - $  290 $          1 $             100.0% 0.22%
Lafayette 27,000 26,882 38 - 80 - 283 0.0% 1.05%
Community Bank 1,703 1,652 13 - 16 22 12 1.3% 0.72%
Baton Rouge 10,916 10,282 - - - 634 112 5.8% 1.02%
New Orleans 17,419 17,419 - - - - 194 0.0% 1.11%
Northshore 21,880 21,880 - - - - 241 0.0% 1.10%
Regional Commercial South 235 235 - - - - 3 0.0% 1.11%
Shreveport 13,515 13,515 - - - - 146 0.0% 1.08%
NE Louisiana 1,524 1,429 - - 59 36 7 2.4% 0.46%
Regional Commercial North 22,253 22,253 - - - - 247 0.0% 1.11%
Mortgage - RIC 16,718 15,569 - - 126 1,022 46 6.1% 0.27%
Total 133,452 $ 131,117 $ 50 $   - $ 281 $ 2,004 $       1,292 $       1.5% 0.97%
On 3/31/09 151,258 $ 148,539 $ 382 $ - $ 459 $ 1,878 $       1,383 $      1.2% 0.91%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
Asset Quality
2Q09 Compared To Prior Quarters
2Q09 Compared To Prior Quarters
($thousands)
4Q08 1Q09 2Q09 4Q08 1Q09 2Q09 4Q08 1Q09 2Q09
Nonaccruals 6,487 $     15,883 $   14,110 $   21,337 $ 17,867 $ 14,409 $ 27,825 $   33,750 $   28,519 $
OREO & Foreclosed 2,167 1,692 1,199 14,146 14,336 16,153 16,312 16,028 17,352
90+ Days Past Due 1,309 1,655 3,596 1,172 1,297 9,663 2,481 2,952 13,259
Nonperforming Assets 9,962 $     19,230 $   18,905 $   36,655 $ 33,500 $ 40,225 $ 46,618 $   52,730 $   59,130 $
NPAs/Assets 0.26% 0.48% 0.45% 2.42% 2.31% 2.78% 0.83% 0.95% 1.04%
NPAs/(Loans + OREO) 0.34% 0.66% 0.64% 4.28% 3.92% 4.60% 1.24% 1.40% 1.54%
LLR/Loans 0.92% 0.96% 1.01% 1.68% 1.64% 1.89% 1.09% 1.11% 1.21%
Net Charge-Offs/Loans 0.11% 0.15% 0.08% 1.93% 0.58% 1.22% 0.53% 0.24% 0.33%
Past Dues:
30-89 Days Past Due 18,810 $   7,278 $     6,195 $     12,050 $ 14,232 $ 5,209 $  30,860 $   21,510 $   11,404 $
90+ days Past Due 1,309 1,655 3,596 1,172 1,297 9,663 2,481 2,952 13,259
Nonaccual Loans 6,487 15,883 14,110 21,337 17,867 14,409 27,825 33,750 28,519
Total 30+ Past Dues 26,606 $   24,816 $   23,902 $   34,560 $ 33,396 $ 29,280 $ 61,166 $   58,212 $   53,182 $
% Loans 0.92% 0.85% 0.80% 4.10% 3.97% 3.41% 1.63% 1.55% 1.38%
Loan Mix:
Commercial 57.6% 59.0% 60.5% 60.4% 61.2% 62.2% 58.3% 59.5% 60.9%
Consumer 14.0% 14.0% 14.0% 23.7% 23.2% 22.6% 16.2% 16.1% 15.9%
Mortgage 15.9% 15.0% 13.8% 8.7% 8.6% 8.0% 14.3% 13.6% 12.5%
Business Banking 3.3% 2.9% 2.6% 2.7% 2.5% 2.5% 3.1% 2.8% 2.6%
Indirect 9.2% 9.1% 9.1% 0.0% 0.0% 0.0% 7.1% 7.0% 7.1%
Credit Cards 0.0% 0.0% 0.0% 4.5% 4.5% 4.7% 1.0% 1.0% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK IBERIABANK fsb IBERIABANK Corporation

Asset Quality
Asset Quality
Trends –
Trends –
Entity NPAs
Entity NPAs
& Past Dues
& Past Dues
(Dollars in $000s) 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 $Chg
3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 Last Qtr.
Nonaccrual IBERIABANK 4,408 $      6,295 $      5,784 $      6,487 $      15,883 $     14,110 $     (1,773) $
IBERIABANK fsb
29,698 24,534 20,297 21,337 17,867 14,409 (3,458)
Consolidated 34,107 $     30,829 $     26,081 $     27,825 $     33,750 $     28,519 $     (5,231) $
OREO & Foreclosed Assets IBERIABANK 2,164 $      850 $         959 $         2,167 $      1,692 $      1,199 $      (493) $
IBERIABANK fsb
7,560 8,862 11,485 14,146 14,336 16,153 1,817
Consolidated 9,724 $      9,712 $      12,444 $     16,312 $     16,028 $     17,352 $     1,324 $
Accruing 90+ Days Past Due IBERIABANK 1,437 $      867 $         1,567 $      1,309 $      1,655 $      3,596 $      1,941 $
IBERIABANK fsb
2,394 501 3,329 1,172 1,297 9,663 8,366
Consolidated 3,831 $      1,367 $      4,895 $      2,481 $      2,952 $      13,259 $     10,307 $
Total NPAs IBERIABANK 8,009 $      8,012 $      8,309 $      9,963 $      19,229 $     18,905 $     (324) $
IBERIABANKfsb
39,653 33,896 35,111 36,655 33,500 40,225 6,725
Consolidated 47,662 $     41,908 $     43,420 $     46,618 $     52,730 $     59,130 $     6,401 $
NPAs / Total Assets IBERIABANK 0.22% 0.22% 0.22% 0.26% 0.48% 0.45%
IBERIABANKfsb
2.73% 2.12% 2.23% 2.42% 2.31% 2.78%
Consolidated 0.93% 0.79% 0.81% 0.83% 0.95% 1.04%
30-89 Days Past Due IBERIABANK 9,604 $      7,842 $      6,329 $      18,810 $     7,278 $      6,195 $      (1,083) $
IBERIABANKfsb
9,725 8,722 7,525 12,050 14,232 5,209 (9,023)
Consolidated 19,329 $     16,564 $     13,854 $     30,860 $     21,510 $     11,404 $     (10,106) $
30-89 Days PDs / Loans IBERIABANK 0.36% 0.29% 0.23% 0.65% 0.25% 0.21%
IBERIABANKfsb
1.25% 1.01% 0.90% 1.43% 1.69% 0.61%
Consolidated 0.56% 0.47% 0.38% 0.82% 0.57% 0.30%

Asset Quality
Asset Quality
Trends –
Trends –
Entity LLR & Net COs
Entity LLR & Net COs
(Dollars in $000s) 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 $Chg
3/31/08 6/30/08 9/30/08 12/31/08 3/31/2009 6/30/09 Last Qtr.
Loan Loss Reserve* IBERIABANK 24,434 $    24,962 $    25,528 $    26,671 $    27,866 $    30,098 $     2,232 $
IBERIABANK fsb 14,769 14,791 14,022 14,201 13,796 16,231 2,435
Consolidated 39,203 $    39,753 $    39,551 $    40,872 $    41,662 $    46,329 $     4,667 $
LLR / Total Loans IBERIABANK 0.92% 0.92% 0.91% 0.92% 0.96% 1.01%
IBERIABANK fsb 1.89% 1.81% 1.67% 1.68% 1.64% 1.89%
Consolidated 1.14% 1.12% 1.09% 1.09% 1.11% 1.21%
Net Charge-Offs IBERIABANK 678 $         283 $         183 $         801 $         1,052 $      553 $         (499) $
IBERIABANK fsb 1,100 702 2,150 4,084 1,190 2,562 1,372
Consolidated 1,778 $      985 $         2,333 $      4,885 $      2,242 $      3,116 $       874 $
Net COs/Avg Loans IBERIABANK 0.10% 0.04% 0.03% 0.11% 0.15% 0.08%
IBERIABANK fsb 0.58% 0.35% 1.02% 1.93% 0.58% 1.22%
Consolidated 0.21% 0.11% 0.26% 0.53% 0.24% 0.33%
LLR Coverage Of NPAs IBERIABANK 305% 312% 307% 268% 147% 159%
IBERIABANK fsb 37% 44% 40% 39% 34% 40%
Consolidated 82% 95% 91% 88% 70% 78%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Asset Quality
Loan Mix And 30 Days+ Past Due
Loan Mix And 30 Days+ Past Due
Consolidated Loans By Type
(Dollars in $000s)
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09
% of Outstandings Commercial 57.1% 56.2% 57.0% 58.3% 59.5% 60.9%
Mortgage 16.6% 15.8% 14.8% 14.3% 13.6% 12.5%
Consumer 16.3% 16.7% 16.7% 16.2% 16.1% 15.9%
Indirect 7.0% 7.0% 7.2% 7.1% 7.0% 7.1%
Business Banking 2.1% 3.4% 3.3% 3.1% 2.8% 2.6%
Credit Cards 0.9% 0.9% 1.0% 1.0% 1.0% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 2.00% 1.60% 1.31% 1.91% 1.82% 1.45%
Mortgage 0.90% 0.95% 1.00% 0.97% 0.85% 1.25%
Consumer 1.66% 1.45% 1.43% 1.55% 1.53% 1.44%
Indirect 0.97% 0.75% 0.89% 1.08% 0.97% 1.06%
Business Banking 1.30% 0.75% 0.77% 1.10% 0.83% 1.29%
Credit Cards 1.44% 1.02% 1.15% 1.55% 1.63% 1.32%
Total Loans 1.69% 1.38% 1.24% 1.63% 1.55% 1.38%
IBERIABANK 0.59% 0.55% 0.49% 0.91% 0.85% 0.80%
IBERIABANK fsb
4.99% 3.88% 3.71% 4.10% 3.97% 3.41%
Consolidated 1.69% 1.38% 1.24% 1.63% 1.55% 1.38%
* Includes nonaccruing loans

Asset Quality
Asset Quality
Consolidated –
Consolidated –
Classified Assets
Classified Assets
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss
Increase At Increase At
IBERIABANK IBERIABANK
In 1Q09 Due In 1Q09 Due
Primarily To Primarily To
$7 Million $7 Million
Aircraft Aircraft
Relationship Relationship

Asset Quality
Asset Quality
Loan Loss Reserve
Loan Loss Reserve
Louisiana Franchise –
Louisiana Franchise –
Improved Situation
Improved Situation
•
•
85% Of LA Loan Portfolio Is In South Louisiana
85% Of LA Loan Portfolio Is In South Louisiana
•
•
South Louisiana Credits Performing Very Well
South Louisiana Credits Performing Very Well
•
•
Classified
Classified
Assets
Assets
And
And
NPAs
NPAs
Remain
Remain
Strong
Strong
•
•
$2.8 Million Loan Loss Provision In 2Q09 (1Q09 = $2.2 Million)
$2.8 Million Loan Loss Provision In 2Q09 (1Q09 = $2.2 Million)
IBERIABANK
IBERIABANKfsb
Franchise
Franchise
–
–
Mixed
Mixed
Situation
Situation
•
•
Excluding Builder Portfolio, Loan Portfolio Is In Good Shape
Excluding Builder Portfolio, Loan Portfolio Is In Good Shape
•
•
Construction Portfolio Continues To Progress
Construction Portfolio Continues To Progress
•
•
Continuing To Aggressively Address Potential Problems
Continuing To Aggressively Address Potential Problems
•
•
$5.0 Million Loan Loss Provision in 2Q09 (1Q09 = $0.8 Million)
$5.0 Million Loan Loss Provision in 2Q09 (1Q09 = $0.8 Million)
$3.1 Million In Net
$3.1 Million In Net
Charge-Offs In
Charge-Offs In
2Q09 (0.33% Of
2Q09 (0.33% Of
Average Loans)
Average Loans)
2Q08 3Q08 4Q08 1Q09 2Q09
Net Charge-Offs 985 $   2,333 $ 4,885 $ 2,242 $   3,116 $
Loan Growth 1,302 968 1,256 150 864
Change In Asset Quality (750) (1,171) 65 640 3,803
Loan Loss Provision 1,537 $ 2,131 $ 6,206 $ 3,032 $   7,783 $
Net Charge-Offs/Avg. Loans 0.11% 0.26% 0.53% 0.24% 0.33%
Loan Loss Reserve/Loans 1.12% 1.09% 1.09% 1.11% 1.21%

Asset Quality
Asset Quality
C&D Loans And
C&D Loans And
NPAs
NPAs
Compared To
Compared To
Peers
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
The Lowest Level Of
The Lowest Level Of
C&D Loan Exposure
C&D Loan Exposure
Compared To Peers
Compared To Peers
Aggressive Actions
Aggressive Actions
Result In A Modest
Result In A Modest
Level Of C&D
Level Of C&D
Nonaccrual Loans
Nonaccrual Loans
One Of The Lowest
One Of The Lowest
Levels Of NPAs
Levels Of NPAs
Compared To Peers
Compared To Peers
C&D Loans /
Total Loans
NPAs /
Total Assets

21 Asset Quality Asset Quality Commercial Real Estate Portfolio Commercial Real Estate Portfolio

Asset Quality
Asset Quality
Commercial Real Estate Portfolio
Commercial Real Estate Portfolio
Note: Includes commercial construction and land development loans
IBERIABANK
Pulaski
Bank
TOTAL
Non-Owner Occupied
Current 637.3 $        188.2 $       825.5 $
Past Due 0.6 9.1 9.7
Nonaccrual 0.8 6.6 7.4
Total 638.7 $        203.9 $       842.6 $
% Nonaccrual 0.12% 3.25% 0.88%
Owner Occupied
Current 436.2 $        134.0 $       570.1 $
Past Due 0.6 0.7 1.3
Nonaccrual 1.9 4.1 6.1
Total 438.7 $        138.8 $       577.4 $
% Nonaccrual 0.44% 2.98% 1.05%
Total CRE 1,077.3 $     342.7 $       1,420.1 $
% Nonaccrual 0.25% 3.14% 0.95%
Last Qtr (3/31/09) 0.24% 3.91% 1.12%
Non-Owner Occup/Tier 1 Cap.
181% 149% 150%

Asset Quality
Asset Quality
Commercial Portfolio Composition
Commercial Portfolio Composition
Note: Note: At At December December 31, 31, 2008; 2008; Includes Includes commercial commercial construction construction and and land land development development loans loans
0%
1%
1%
1%
2%
2%
3%
3%
3%
4%
4%
4%
5%
6%
6%
6%
7%
7%
8%
10%
17%
0% 2% 4% 6% 8% 10% 12% 14% 16% 18%
% Of Commercial Loan Portfolio At 12/31/08
Communications
Education
Storage
Religious
Wholesalers
Transport
Households
Agriculture
Retail
Manufacturing
Real Estate-Other
Energy
Hospitality
Governmental
Heavy/Civil Construction
Construction
Financial/Insurance
Other
RE-Owner Occupied
Medical
RE-Non-Owner Occupied

24 Consumer Loan Portfolio

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Score Distribution
Score Distribution
Note: Excludes Credit Cards Note: Excludes Credit Cards
Volume Score Volume Score Volume Score
HELOC 128 $          738    27 $         735    155 $       738
Home Equity Loans 208            724    140          726    348          725
Unsecured Lines 14              731    2              725    15            730
Unsecured 18              691    8              689    26            690
Other Secured 43              700    11            688    55            697
Indirect Auto 261            718    -           -     261          718
Total 672 $          719    188 $       713    860 $       717
Consumer Portfolio - Product Type And Average Score
IBERIABANK IBERIABANK fsb IBERIABANK Corp
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 12% 12% 4% 6% 13% 13%
750 - 799 34% 34% 21% 22% 25% 30%
700 - 749 27% 24% 28% 26% 20% 21%
650 - 699 15% 15% 22% 20% 15% 17%
600 - 649 6% 6% 11% 10% 11% 8%
550 - 599 2% 4% 6% 6% 7% 4%
500 - 549 2% 3% 5% 5% 5% 3%
450 - 499 1% 1% 1% 2% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 2% 1% 3% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 738        725          730              690              697           718
Consumer Portfolio - Score Distribution By Product

26 Consumer Portfolio Consumer Portfolio Credit Score Distribution Credit Score Distribution Note: Excludes Credit Cards Note: Excludes Credit Cards

Consumer
Consumer
Portfolio
Portfolio
Past Dues
Past Dues
By Product
By Product
Generally
Generally
Good And
Good And
Stable Asset
Stable Asset
Quality
Quality
3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09
Home Equity Lines of Credit
30 to 59 Days Past Due 1.10% 0.34% 0.31% 0.24% 0.68% 0.19%
60 to 89 Days Past Due 0.04% 0.02% 0.15% 0.13% 0.07% 0.14%
Over 90 Days Past Due 0.10% 0.06% 0.09% 0.11% 0.11% 0.19%
       Total 30+ Days Past Due 1.24% 0.43% 0.55% 0.48% 0.86% 0.52%
    Net Charge-Offs 0.00% 0.02% 0.01% 0.15% 0.23% 0.07%
Home Equity Term Loans
30 to 59 Days Past Due 0.85% 0.35% 0.25% 0.80% 0.56% 0.46%
60 to 89 Days Past Due 0.07% 0.30% 0.18% 0.09% 0.17% 0.17%
Over 90 Days Past Due 0.10% 0.11% 0.30% 0.05% 0.06% 0.28%
       Total 30+ Days Past Due 1.03% 0.77% 0.73% 0.93% 0.79% 0.91%
    Net Charge-Offs 0.04% 0.01% 0.04% 0.21% 0.13% 0.18%
Indirect Loans
30 to 59 Days Past Due 0.49% 0.34% 0.45% 0.59% 0.54% 0.49%
60 to 89 Days Past Due 0.08% 0.04% 0.12% 0.18% 0.12% 0.19%
Over 90 Days Past Due 0.03% 0.07% 0.07% 0.05% 0.05% 0.07%
Non Accrual 0.39% 0.33% 0.28% 0.30% 0.30% 0.32%
  Total 30+ Days PD + NA's 1.00% 0.78% 0.92% 1.12% 1.01% 1.08%
    Net Charge-Offs 0.45% 0.14% 0.20% 0.44% 0.43% 0.42%
Credit Card Loans
30 to 59 Days Past Due 0.49% 0.35% 0.49% 0.49% 0.27% 0.42%
60 to 89 Days Past Due 0.26% 0.30% 0.21% 0.45% 0.38% 0.18%
Over 90 Days Past Due 0.68% 0.37% 0.45% 0.61% 0.99% 0.72%
       Total 30+ Days Past Due 1.44% 1.02% 1.15% 1.55% 1.63% 1.32%
    Net Charge-Offs 2.96% 1.57% 1.05% 1.34% 2.83% 4.31%
Other Consumer Loans
30 to 59 Days Past Due 1.63% 1.19% 0.76% 1.20% 1.07% 0.70%
60 to 89 Days Past Due 0.29% 0.89% 0.46% 0.35% 0.15% 0.13%
Over 90 Days Past Due 0.14% 0.10% 0.53% 0.82% 0.12% 0.23%
       Total 30+ Days Past Due 2.05% 2.18% 1.74% 2.37% 1.34% 1.07%
    Net Charge-Offs 0.66% 1.35% 1.55% 1.88% 2.03% 1.40%
Consumer Portfolio - Quarterly Credit Statistics
Loans Past Due As a % Of Product Loans

28 Consumer Portfolio Consumer Portfolio By Product – By Product – Origination Mix Origination Mix

29 Consumer Portfolio Consumer Portfolio By Product – By Product – Loan-To-Values Loan-To-Values

30 Consumer Portfolio Consumer Portfolio Indirect – Indirect – 30+ Days Past Dues 30+ Days Past Dues

31 Consumer Portfolio Consumer Portfolio Indirect – Indirect – Net Charge-Offs Net Charge-Offs

32 Financial Overview

Financial Overview
Financial Overview
Favorable Balance Sheet Growth
Favorable Balance Sheet Growth
2Q09 Results
2Q09 Results
•
•
Loans +$71mm, +2% Loans +$71mm, +2%
•
•
Deposits +$39mm +1% Deposits +$39mm +1%
•
•
Loan/Deposits = 92% Loan/Deposits = 92%
•
•
Equity = +$5mm, +1%* Equity = +$5mm, +1%*
•
•
Equity/Assets = 11.58%* Equity/Assets = 11.58%*
•
•
Tier 1 Leverage = 9.24%* Tier 1 Leverage = 9.24%*
•
•
Div Payout = 65%* Div Payout = 65%*
•
•
ROA = 0.61% ROA = 0.61%
•
•
ROE = 5.11% ROE = 5.11%
•
•
ROTE = 8.75% ROTE = 8.75%
•
•
Efficiency Ratio = 71% Efficiency Ratio = 71%
•
•
Tang Eff. Ratio = 68% Tang Eff. Ratio = 68%
•
•
BV/Share = $41.13* BV/Share = $41.13*
•
•
Tang BV/Share = $25.12* Tang BV/Share = $25.12*
* Does Not Include Impact Of July 7, * Does Not Include Impact Of July 7,
2009 Common Equity Raise 2009 Common Equity Raise

Financial Overview
Financial Overview
Trends -
Trends -
Mortgage Interest Rates
Mortgage Interest Rates
Source: Bloomberg Source: Bloomberg
Conforming
Conforming
Rates
Rates
Remain Low
Remain Low
Refi
Refi
Activity
Activity
Beginning To
Beginning To
Moderate
Moderate
Sales
Sales
Spreads
Spreads
Remain
Remain
Favorable
Favorable
Improved
Improved
Competitive
Competitive
Dynamics In
Dynamics In
Mortgage
Mortgage
Business
Business

Financial Overview
Financial Overview
Trends –
Trends –
Jumbo Mortgage Rates
Jumbo Mortgage Rates
Source: Bloomberg Source: Bloomberg
Subprime Mtg.
Subprime Mtg.
Market Gone &
Market Gone &
Alt-A Market Is
Alt-A Market Is
Stalled
Stalled
Jumbo Spread
Jumbo Spread
Has Narrowed
Has Narrowed
Considerably
Considerably
Mix Of FHA/VA
Mix Of FHA/VA
& Conforming
& Conforming
Product
Product
In July 2009,
In July 2009,
36% Of Our
36% Of Our
Production
Production
Was FHA/VA
Was FHA/VA
And 57% Was
And 57% Was
Conventional
Conventional

Financial Overview
Financial Overview
Mortgage Quarterly Revenues
Mortgage Quarterly Revenues
In 2Q09 Closed
In 2Q09 Closed
$515mm (+23%
$515mm (+23%
Vs. 1Q09)
Vs. 1Q09)
In 2Q09 Sold
In 2Q09 Sold
$507mm (+27%
$507mm (+27%
Vs. 1Q09)
Vs. 1Q09)
Highest Qtrly
Highest Qtrly
Revenues In
Revenues In
Company History
Company History
2Q09 Vs. 1Q09:
2Q09 Vs. 1Q09:
27% Increase In
27% Increase In
Mtg. Revenues
Mtg. Revenues
$100mm Locked
$100mm Locked
Pipeline 6/30/09
Pipeline 6/30/09

Financial Overview
Financial Overview
Title Insurance Qtrly Revenues
Title Insurance Qtrly Revenues
Title & Mortgage
Title & Mortgage
Footprints Don’t
Footprints Don’t
Necessarily
Necessarily
Overlap
Overlap
2Q09: $5.2mm In
2Q09: $5.2mm In
Revenues (+17%
Revenues (+17%
Vs. 1Q09)
Vs. 1Q09)
Significant Order
Significant Order
Count Growth As
Count Growth As
Refinance Wave
Refinance Wave
Continues
Continues

Financial Overview
Financial Overview
Quarterly Repricing Schedule
Quarterly Repricing Schedule
Excess Cash Methodically Being Deployed
Excess Cash Methodically Being Deployed
Favorable Deposit Repricing Opportunities
Favorable Deposit Repricing Opportunities
3Q09 4Q09 1Q10 2Q10 3Q10
Cash Equivalents 72.5 $       - $       - $       - $       - $
0.25% 0.00% 0.00% 0.00% 0.00%
Investments 248.9 $      73.1 $     58.7 $     81.6 $     55.0 $
1.69% 5.01% 5.00% 4.30% 4.65%
Loans 1,744.3 $   182.6 $    172.0 $    154.5 $    125.3 $
3.59% 6.35% 6.29% 6.30% 6.48%
Time Deposits 375.2 $      357.3 $    201.0 $    199.4 $    153.2 $
2.67% 2.38% 2.61% 2.34% 3.39%
Borrowed Funds 472.4 $      31.6 $     14.1 $     24.9 $     31.9 $
1.84% 5.36% 2.96% 5.23% 4.99%

Base Blue Forward
Change In: -200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income
-6% -3% 0% 4% 7% 0% 1%
Economic
Value of
Equity
-8% -2% 0% 1% 1% -2% -1%
Financial Overview
Financial Overview
Interest Rate Simulations
Interest Rate Simulations
Source: Bancware model, as of June 30, 2009 Source: Bancware model, as of June 30, 2009
As Rates Have Fallen, Become More Asset Sensitive
As Rates Have Fallen, Become More Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing
Forward Curve Has A Positive Impact Over 12 Months
Forward Curve Has A Positive Impact Over 12 Months

40 Markets

Markets
Markets
Memphis Opportunity
Memphis Opportunity
$28
$28
Billion
Billion
Deposit
Deposit
Memphis
Memphis
Market
Market
-
-
A
A
Unique
Unique
Growth
Growth
Opportunity
Opportunity
Large & Small Banks Have Experienced Difficulties
Large & Small Banks Have Experienced Difficulties
Currently Recruited 7 Team Members
Currently Recruited 7 Team Members
$38mm Deposits, $109mm In Credit Commitments & $47mm Pipeline
$38mm Deposits, $109mm In Credit Commitments & $47mm Pipeline
Source: FDIC For Memphis MSA At June 30, 2008 Source: FDIC For Memphis MSA At June 30, 2008
First Horizon
36.6%
Regions
15.2%
SunTrust
8.2%
BancorpSouth
3.9%
Bank of America
3.5%

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
13 Offices
13 Offices
2Q09 Loans
2Q09 Loans
Of $160 mm
Of $160 mm
(+38% Over
(+38% Over
1-Year)
1-Year)
2Q09
2Q09
Deposits Of
Deposits Of
$245 mm
$245 mm
(+17% Over
(+17% Over
1-Year)
1-Year)
Closed One
Closed One
Office
Office
(Prairieville)
(Prairieville)

Markets –
Markets –
Branches
Branches
Historical Office Optimization
Historical Office Optimization
Entered 3 New Markets
Entered 3 New Markets
Acquired 12 Offices (All)
Acquired 12 Offices (All)
Closed/Consolidated 18
Closed/Consolidated 18
Offices (All Types)
Offices (All Types)
Opened 10 New Bank
Opened 10 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Divested/Sold 1 Office
Divested/Sold 1 Office
5 Office Realignments
5 Office Realignments
Entered 13 New Markets
Entered 13 New Markets
Acquired 94 Offices (All)
Acquired 94 Offices (All)
Closed/Consolidated 24
Closed/Consolidated 24
Offices (All Types)
Offices (All Types)
Opened 13 New Bank
Opened 13 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Opened 1 Title Office
Opened 1 Title Office
11 Office Realignments
11 Office Realignments
1999 Through 2005
1999 Through 2005
Since 2005
Since 2005

44 Markets – Markets – Local Economies Local Economies Oil & Gas Impact Oil & Gas Impact Source: Bloomberg Source: Bloomberg

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
Vs. U.S. MSAs
Vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Curve Has
Curve Has
Continued
Continued
To Shift
To Shift
Upward
Upward
Belly Of The
Belly Of The
Curve Hit
Curve Hit
Worst
Worst
Consistently
Consistently
Low Rates Of
Low Rates Of
Unemploy-
Unemploy-
ment
ment
In Our
In Our
MSAs
MSAs
Many Of Our
Many Of Our
Markets Not
Markets Not
Dependent
Dependent
On Housing
On Housing
For Growth
For Growth

Markets –
Markets –
Local Economies
Local Economies
Housing’s Share Of State GDP
Housing’s Share Of State GDP
Source: Source: NAHB; NAHB; Figures Figures represent represent 2005 2005 levels levels as as indicative indicative of of peak peak period period
US Average: 16.6%
Arkansas: 12.4%
Mississippi: 12.1%
Louisiana: 9.4%
5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
Nevada
Hawaii
Florida
Arizona
California
Maryland
Colorado
Idaho
Montana
Oregon
New Jersey
Virginia
Washington
New
Vermont
Rhode Island
Utah
Maine
South Carolina
Massachusett
United States
Illinois
Minnesota
New York
Georgia
North Carolina
Wisconsin
Michigan
Connecticut
Tennessee
Pennsylvania
Missouri
New Mexico
Ohio
Indiana
Alabama
Kentucky
Kansas
Wyoming
West Virginia
Arkansas
Iowa
Oklahoma
Mississippi
Nebraska
Texas
Delaware
South Dakota
North Dakota
District of
Alaska
Louisiana
Housing Share Of State GDP
Nationwide,
Housing
Peaked In 2005
Housing Was A
Substantial
Contributor To
State Economic
Growth--Now
Working In
Reverse
Our Markets:
Minimal Impact

Markets –
Markets –
Local Economies
Local Economies
Freddie Mac –
Freddie Mac –
Regional Prices
Regional Prices
FHLMC, “National Home-Price Decline
FHLMC, “National Home-Price Decline
Decelerated in First Quarter”, May 28, 2009
Decelerated in First Quarter”, May 28, 2009
Source: Freddie Mac Source: Freddie Mac
Last 5-Year
Housing
Price Last 12 1Q09 vs.
Region States Included Change Months 4Q08
West South Central
LA, AR, TX, OK
21.4%
-0.5% -0.7%
East South Central
TN, AL, MS, KY
17.6% -2.8% -0.8%
West North Central
IA, KS, MN, MO, ND, NE, SD
6.7% -2.8% -0.9%
New England
CT, MA, ME, NH, RI, VT
6.3% -3.3% 0.8%
East North Central
IL, IN, MI, OH, WI
-0.4% -3.9% 0.5%
Middle Atlantic
NY, NJ, PA
22.1% -4.6% -1.5%
South Atlantic
NC, SC, FL, GA, VA, MD, WV, DC, DE
13.1% -9.6% -0.3%
Mountain
AZ, CO, ID, MT, NM, NV, UT, WY
16.0% -12.0% -4.0%
Pacific
CA, OR, WA, HI, AK
-4.9% -21.2% -4.7%
United States 8.7% -8.4% -1.4%

48 Markets – Markets – Local Economies Local Economies Housing Price Change Vs. U.S. MSAs Housing Price Change Vs. U.S. MSAs Source: Freddie Mac, 1Q09 Data Source: Freddie Mac, 1Q09 Data

Markets –
Markets –
Local Economies
Local Economies
House Price Decline Probability
House Price Decline Probability
Local Housing
Local Housing
Prices Did Not
Prices Did Not
Escalate
Escalate
Rapidly, So
Rapidly, So
Little House
Little House
Price “Snap-
Price “Snap-
Back”
Back”
According To
According To
PMI, Our
PMI, Our
Markets Have
Markets Have
Some Of The
Some Of The
Lowest
Lowest
Probabilities
Probabilities
To Exhibit
To Exhibit
Housing Price
Housing Price
Declines Over
Declines Over
Next 2 Years
Next 2 Years
Source: PMI Economic Real Estate Trends Source: PMI Economic Real Estate Trends

Markets –
Markets –
Local Economies
Local Economies
Forbes –
Forbes –
Strongest Housing Mkts
Strongest Housing Mkts
McAllen, TX
McAllen, TX
Syracuse, NY
Syracuse, NY
Pittsburgh, PA
Pittsburgh, PA
Buffalo, NY
Buffalo, NY
El Paso, TX
El Paso, TX
Tulsa, OK (Mortgage)
Tulsa, OK (Mortgage)
Houston, TX
Houston, TX
Charleston, SC
Charleston, SC
Little Rock, AR
Little Rock, AR
Birmingham, AL
Birmingham, AL
Ft. Worth, TX
Ft. Worth, TX
New Orleans, LA
New Orleans, LA
Dallas, TX (Mortgage)
Dallas, TX (Mortgage)
Austin, TX
Austin, TX
Rochester, NY
Rochester, NY
San Antonio, TX
San Antonio, TX
Augusta, GA
Augusta, GA
Baton Rouge, LA
Baton Rouge, LA
Memphis, TN
Memphis, TN
Oklahoma City, OK
Oklahoma City, OK
Albany, NY
Albany, NY
Indianapolis, IN
Indianapolis, IN
Columbia, SC
Columbia, SC
Scranton, PA
Scranton, PA
Omaha, NE
Omaha, NE
Forbes, “America’s 25 Strongest Housing Markets, January 7, 2009:
Forbes, “America’s 25 Strongest Housing Markets, January 7, 2009:

Summary Of IBKC
Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock Price Linkage -
EPS/Stock Price Linkage -
Shareholder Focus
Shareholder Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers